SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             Current Report

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): June 24, 1997



                        SMT Health Services Inc.
         (Exact name of registrant as specified in its charter)


       Delaware                     0-19897              25-1672183
 (State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)           File Number)      Identification Number)




       10521 Perry Highway, Wexford, Pennsylvania             15090
        (Address of principal executive offices)           (ZIP code)


         Registrant's telephone number including area code: 412-933-3300





Item 5. Other Information

        Incorporated by reference herein is an amendment the Company prepared to the Rights Agreement in connection with the transaction contemplated by the Merger Agreement dated June 24, 1997 between the Company, Three Rivers Holding Corp. and Three Rivers Acquisition Corp.

        Incorporated by reference herein is the Registrant's Press Release dated June 24, 1997, a copy of which is filed as Exhibit 99.01 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits.

           Exhibit No.                               Reference

           4.1       Amendment to Rights            Incorporated herein
                     Agreement between SMT          by reference is Exhibit
                     Health Services Inc. and       (c)(11) to the Schedule
                     American Stock Transfer        14D-9 filed by the
                     and Trust Company dated        Company on June 30, 1997
                     June 23, 1997


           99.01     Press Release dated            Filed herewith.
                     June 24, 1997




SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SMT HEALTH SERVICES INC.
                                 (Registrant)


Date:  July 1, 1997              By: ____/s/___David A. Zynn___________

                                              David A. Zynn
                                    Chief Financial Officer, Treasurer
                                    and Principal Accounting Officer



                          EXHIBIT INDEX

       Exhibit No.                                    Reference



        4.1     Amendment to Rights                 Incorporated herein
                Agreement between SMT               by reference is Exhibit
                Health Services Inc. and            (c)(11) to the Schedule
                American Stock Transfer             14D-9 filed by the
                and Trust Company dated             Company on June 30, 1997
                June 23, 1997


        99.01   Press Release dated June 24, 1997    Filed herewith.





                                                                     99.01




Contact:  David Zynn, CFO               James K. White, Managing Director
          SMT Health Services Inc.      Kehoe, White, Savage & Company, Inc.
          (412) 933-3300                (310) 437-0655
          http://www.smthealth.com


         SMT HEALTH SERVICES INC. TO BE ACQUIRED BY AN AFFILIATE
                       OF APOLLO MANAGEMENT, L.P.


Pittsburgh, PA, June 24, 1997 -- SMT Health Services Inc. (NASDAQ/NMS: SHED) today announced that it has entered into a definitive agreement with Three Rivers Acquisition Corp., an affiliate of Apollo Management, L.P., whereby Three Rivers will acquire all the outstanding shares of SMT common stock for $11.75 per share through a cash tender offer to commence within five business days to be followed by a merger. The total transaction is valued at approximately $100 million including outstanding stock options and warrants and the assumption of debt. The tender offer and merger are not subject to financing but will be subject to customary conditions, including the tender of a majority of SMT's fully diluted shares and the obtaining of any necessary regulatory and third party approvals. The tender offer will be made pursuant to definitive documents to be filed with the Securities and Exchange Commission.

Following the transaction, senior management of SMT, including Jeff D. Bergman, Chairman, President and Chief Executive Officer, and Daniel Dickman, Executive Vice President and Chief Operating Officer, will continue to manage the operations of SMT in their current positions.

Under the terms of the agreement, which has been unanimously approved by the Board of Directors of SMT, SMT shareholders will receive $11.75 per SMT common share. In addition, management shareholders, owning in the aggregate approximately 15% of SMT's fully-diluted shares, have entered into stockholder agreement whereby they have agreed to sell their shares to Apollo in connection with the transaction.

SMT provides diagnostic imaging services to health care providers. The company operates a fleet of 19 mobile Magnetic Resonance Imaging ("MRI") units and offers its services to customers in Pennsylvania, West Virginia, North Carolina, South Carolina, Virginia, Ohio and Kentucky.

SMT's financial advisor in this transaction is Smith Barney Inc. and its legal counsel is Buchanan Ingersoll Professional Corporation.


                              #      #      #